UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2006

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

N/A

(Former name or Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01

Regulation FD Disclosure.

Attached as Exhibit 99.1, 99.2, 99.3 and 99.4 to this report are the Notice of Annual and Special Meeting, Management Proxy Circular, Proxy and Request for Voting Instructions dated April 10, 2006.  Such exhibits are being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.

Description

99.1

Notice of Annual and Special Meeting dated April 11, 2006

99.2

Management Proxy Circular

99.3

Proxy

99.4

Request for Voting Instructions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: April 10, 2006

By:

/s/ Wayne Smith

Wayne Smith

Chief Financial Officer &

Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

1.1

Notice of Meeting

1.2

Management Proxy Circular

1.3

Proxy

1.4

Request for Voting Instructions

EXHIBIT 99.1

4710 Kingsway – Suite 1100
Vancouver, British Columbia, V5H 4M2
Telephone: (604) 684-2449
Fax: (604) 684-9314

NOTICE OF ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the annual and special general meeting (the “Meeting”) of the shareholders of VISIPHOR CORPORATION (the “Company”) will be held at 1100 – 4710 Kingsway Street, Burnaby, British Columbia, V5H 4M2 on  Monday, May 8, 2006, at 10:00 a.m. Pacific Time for the following purposes:

•

To receive and consider the report of the directors of the Company.

•

To receive and consider the audited financial statements of the Company for the period ending December 31, 2005 together with auditor’s reports thereon.

•

To elect directors for the ensuing year.

•

To appoint an auditor of the Company for the ensuing year and to authorize the directors to fix the auditor’s remuneration.

•

To consider, and if thought advisable, to approve certain transactions in connection with the  incentive share options of Visiphor to increase the number of shares issuable under the incentive share option plan of Visiphor.

•

To transact such other business as may properly come before the meeting or any adjournment thereof.

A shareholder who is unable to attend the Meeting in person and who wishes to ensure that such shareholder’s shares will be voted at the Meeting, is requested to complete, sign and date the enclosed form of Proxy and deliver it by hand or by mail in accordance with the instructions set out in the form of Proxy and in the Management Proxy Circular.  A shareholder who plans to attend the Meeting must follow the instructions set out in the form of proxy and in the Management Proxy Circular to ensure that their shares will be voted at the Meeting.

DATED at Vancouver, British Columbia,  April 11, 2006

BY ORDER OF THE BOARD OF DIRECTORS

“Roy Trivett”

(signed) Roy Trivett
President and Chief Executive Officer

EXHIBIT 99.2

VISIPHOR CORPORATION MANAGEMENT PROXY CIRCULAR

The information contained in this Management Proxy Circular, unless otherwise indicated, is as of April 3, 2006.

This Management Proxy Circular is being mailed by the management of Visiphor Corporation. (“Visiphor” or the “Corporation”) to everyone who was a shareholder of record of Visiphor on April 3, 2006, which is the date that has been fixed by the directors of Visiphor as the record date to determine the shareholders who are entitled to receive notice of the meeting.

We are mailing this Management Proxy Circular in connection with the solicitation of proxies by and on behalf of our management for use at the annual and extraordinary general meeting of the shareholders of Visiphor that is to be held on Monday, May 8, 2006, at 10:00 a.m. (Vancouver time) at the Corporation’s office, 1100 – 4710 Kingsway, Burnaby, British Columbia.  The solicitation of proxies will be primarily by mail.  Certain directors of Visiphor may also solicit proxies by telephone or in person.  The cost of solicitation will be borne by Visiphor.

Under our By-laws, at least two shareholders entitled to vote at the meeting must be present in person or be represented by proxy before any action may validly be taken at the meeting.  If such a quorum is not present in person or by proxy, we will reschedule the meeting.

PART 1 - VOTING

HOW A VOTE IS PASSED

All of the matters that will come to a vote at the meeting as described in the attached Notice of Meeting are ordinary resolutions and can be passed by a simple majority – that is, if more than half of the votes that are cast are in favour, then the resolution is approved.

WHO CAN VOTE?

If you are a registered shareholder of Visiphor as at April 3, 2006, you are entitled to attend at the meeting and cast a vote for each share registered in your name on all resolutions put before the meeting.  If the shares are registered in the name of a corporation, a duly authorized officer of the corporation may attend on its behalf but documentation indicating such officer’s authority should be presented at the meeting.  If you are a registered shareholder but do not wish to, or cannot, attend the meeting in person you can appoint someone who will attend the meeting and act as your proxyholder to vote in accordance with your instructions (see “Voting by Proxy”).  If your shares are registered in the name of a “nominee” (usually a bank, trust company, securities dealer or other financial institution) you should refer to the section entitled “Non-registered Shareholders” set out below.

It is important that your shares be represented at the meeting regardless of the number of shares you hold.  If you will not be attending the meeting in person, we invite you to complete, date, sign and return your form of proxy as soon as possible so that your shares will be represented.

VOTING BY PROXY

If you do not come to the meeting, you can still make your votes count by appointing someone who will be there to act as your proxyholder.  You can either tell that person how you want to vote or you can let him or her decide for you.  You can do this by completing a form of proxy.

In order to be valid, you must return the completed form of proxy by 10:00 a.m. (Vancouver time) on Thursday, May 4, 2006, to our Transfer Agent, Pacific Corporate Trust Company, 3rd Floor, 510 Burrard Street, Vancouver, British Columbia V6C 3B9; facsimile number (604) 689-8144.

What is a proxy?

A form of proxy is a document that authorizes someone to attend the meeting and cast your votes for you.  We have enclosed a form of proxy with this Management Proxy Circular.  You should use it to appoint a proxyholder, although you can also use any other legal form of proxy.

Appointing a proxyholder

You can choose any individual to be your proxyholder.  It is not necessary for the person whom you choose to be a shareholder.  To make such an appointment, simply fill in the person’s name in the blank space provided in the enclosed form of proxy.  To vote your shares, your proxyholder must attend the meeting.  If you do not fill a name in the blank space in the enclosed form of proxy, the persons named in the form of proxy are appointed to act as your proxyholder.  Those persons are directors and/or officers of Visiphor.

Instructing your proxy

You may indicate on your form of proxy how you wish your proxyholder to vote your shares.  To do this, simply mark the appropriate boxes on the form of proxy.  If you do this, your proxyholder must vote your shares in accordance with the instructions you have given.

If you do not give any instructions as to how to vote on a particular issue to be decided at the meeting, your proxyholder can vote your shares as he or she thinks fit.  If you have appointed the persons designated in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote your shares at the meeting as follows:

1.

To elect as directors the individuals listed on the form of proxy for the ensuing year.

2.

To appoint Grant Thornton LLP as auditor of the Company for the ensuing year and to authorize the directors to fix the auditor’s remuneration.

3.

To approve certain transactions in connection with the incentive share options of Visiphor and to approve an increase in the number of shares issuable under the incentive share option plan of Visiphor.

For more information about these matters, see Part 3 - The Business of the Meeting.  The enclosed form of proxy gives the persons named on it the authority to use their discretion in voting on amendments or variations to matters identified on the Notice of Meeting.  At the time of printing this Management Proxy Circular, the management of Visiphor is not aware of any other matter to be presented for action at the meeting.  If, however, other matters do properly come before the meeting, the persons named on the enclosed form of proxy will vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred by the form of proxy with respect to such matters.

Changing your mind

If you want to revoke your proxy after you have delivered it, you can do so at any time before it is used.  You may do this by (a) attending the meeting and voting in person; (b) signing a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the registered office of Visiphor at Suite 1100 Kingsway, Burnaby, British Columbia V5H 4M2; or (d) in any other manner permitted by law.

Your proxy will only be revoked if a revocation is received by 5:00 in the afternoon (Vancouver time) on the last business day before the day of the meeting, or any adjournment thereof, or delivered to the person presiding at the meeting before it (or any adjournment) commences.  If you revoke your proxy and do not replace it with another that is deposited with us before the deadline, you can still vote your shares but to do so you must attend the meeting in person.

NON-REGISTERED SHAREHOLDERS

If your shares are not registered in your own name, they will be held in the name of a “nominee,” usually a bank, trust company, securities dealer or other financial institution and, as such, your nominee will be the entity legally entitled to vote your common shares and must seek your instructions as to how to vote your shares.

Accordingly, unless you have previously informed your nominee that you do not wish to receive material relating to shareholders’ meetings, you will have received this Management Proxy Circular from your nominee, together with a form of proxy or a Request for Voting Instruction Form.  If that is the case, it is most important that you comply strictly with the instructions that have been given to you by your nominee on the voting instruction form.  If you have voted and wish to change your voting instructions, you should contact your nominee to discuss whether this is possible and what procedures you must follow.

If your shares are not registered in your own name, Visiphor’s Transfer Agent will not have a record of your name and, as a result, unless your nominee has appointed you as a proxyholder, will have no knowledge of your entitlement to vote.  If you wish to vote in person at the meeting, therefore, please insert your own name in the space provided on the form of proxy or voting instruction form that you have received from your nominee.  If you do this, you will be instructing your nominee to appoint you as proxyholder.  Please adhere strictly to the signature and return instructions provided by your nominee.  It is not necessary to complete the form in any other respect, since you will be voting at the meeting in person.  Upon arrival at the meeting, please register with the representative of Visiphor’s Transfer Agent, Pacific Corporate Trust Company, who will act as scrutineer for the meeting.

The Notice of Annual and Special Meeting of Shareholders, this Management Proxy Circular and Visiphor’s annual report for the fiscal year ended December 31, 2005, are being sent to both registered and non-registered owners of our common shares.  If you are a non-registered owner and we have sent these materials to you directly, your name and address and information about your holdings of common shares of Visiphor have been obtained in accordance with applicable securities regulatory requirements from the nominee holding the securities on your behalf.  By choosing to send these materials to you directly, Visiphor (and not your nominee) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the Request for Voting Instructions Form (printed on blue paper) which is enclosed.

PART 2 – VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

Visiphor has authorized capital of an unlimited number of common shares and an unlimited number of Preferred shares, issuable in one or more series, having the rights, privileges, restrictions and conditions as are set out in Visiphor’s Articles.  Each shareholder is entitled to one vote for each common share registered in his or her name at the close of business on April 3, 2006, the date fixed by our directors as the record date for determining who is entitled to receive notice of and to vote at the meeting.

At the close of business on April 3, 2006, 43,075,588 common shares in the capital of Visiphor were outstanding.  To the knowledge of our directors and officers, there are no persons or companies who or which beneficially owned, directly or indirectly, or exercised control or direction over 10% or more of our common shares on that date.

PART 3 – THE BUSINESS OF THE MEETING

FINANCIAL STATEMENTS

The audited financial statements of Visiphor for the year ended December 31, 2005, will be placed before you at the meeting.  These financial statements have been mailed to shareholders together with the Notice of Annual Meeting of Shareholders and this Management Proxy Circular.

ELECTION OF DIRECTORS

Directors of Visiphor are elected for a term of one year.  The term of office of each of the nominees proposed for election as a director will expire at the meeting, and each of them, if elected, will serve until the close of the next annual meeting, unless he resigns or otherwise vacates office before that time.  Under our Articles and By-laws, the number of directors shall be fixed from time to time by either the Board of Directors or by the shareholders, but shall not be fewer than three nor more than ten.  Visiphor currently has seven directors.

Nominees for Election

The following are the nominees proposed for election as directors of Visiphor, together with the number of common shares and stock options that are beneficially owned, directly or indirectly, or over which control or direction is exercised, by each nominee.  All of the nominees are currently directors.  Each of the nominees has agreed to stand for re-election and we are not aware of any intention of any of them not to do so.  If, however, one or more of them should become unable to stand for re-election, it is likely that one or more other persons would be nominated at the meeting for election and, in that event, the persons designated in the form of proxy will vote in their discretion for a substitute nominee.

Name and place of residence	Principal occupation	Director since	Number of common shares(2)	Number of options
Oliver “Buck” Revell Director Dallas, Texas, U.S.A.	Chairman of the Board of the Company; President, Revell Group International	January 31, 2000	690,448	250,000
Roy Trivett Director Surrey, B.C., Canada	President & Chief Executive Officer of the Company, President of Trivett Holdings Ltd., an investment company	March 4, 2002	3,504,500	1,000,000
Clyde Farnsworth(5) Director Southport, N.C., U.S.A.	Director of the Company	March 4, 2004	435,834	175,000
Al Kassam Director Surrey, B.C., Canada	Vice President, Support Services and Director of the Company	November 21, 2004	422,384	350,000
Keith Kretschmer(6) Director Sequim, Washington, U.S.A.	Director of the Company	March 4, 2004	1,182,500	175,000
Michael C. Volker(5) (6) Director West Vancouver, B.C., Canada	Director of the Company	November 21, 2004	75,000	175,000
Norman Inkster(5)(6) Nominee Mississauga, Ontario, Canada	Director of the Company , President of the Inkster Group	June 17, 2005	0	175,000

  Notes:

(1)

The information as to shares beneficially owned, not being within the knowledge of the management of Visiphor, has been furnished by the respective individuals, or has been extracted from the register of shareholdings maintained by Visiphor’s Transfer Agent or from publicly available insider reports filed by each individual.

(2)

The approximate number of shares of the Company carrying the right to vote in all circumstances beneficially owned, directly and indirectly, or over which control or direction is exercised by each proposed nominee.

(3)

The number of Shares beneficially owned by the above nominees for directors, directly or indirectly, is based on information furnished by Pacific Corporate Trust Company, the registrar and transfer agent of the Company, and by the nominees themselves.

(4)

Includes 93,333 common shares owned by a trust for which Al Kassam acts as the trustee but does not include 66,660 common shares owned by Mary Kassam, the spouse of Mr. Kassam.

(5)

Member of Audit Committee.

(6)

Member of Compensation Committee.

Visiphor’s management recommends that shareholders vote in favour of the nominees for election as directors.  Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR the election of the seven nominees as directors of Visiphor for the ensuing year.

APPOINTMENT OF THE AUDITOR

During the financial year ended December 31, 2005, Grant Thornton LLP, Chartered Accountants, served as Visiphor’s auditor and have served as auditor of Visiphor since October 2005.  See Part 6 – Audit Committee – External Auditor Service Fees.

Visiphor’s management recommends that shareholders vote in favour of the re-appointment of Grant Thornton LLP, Chartered Accountants, as Visiphor’s auditor for the ensuing year and grant the Board of Directors the authority to determine the remuneration to be paid to the auditor.  Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR the appointment of Grant Thornton LLP to act as our auditor until the close of our next annual meeting and also intend to vote FOR the proposed resolution to authorize the Board of Directors to fix the remuneration to be paid to the auditor.

ANNUAL APPROVAL OF STOCK OPTION PLAN

TSX Venture Exchange policies require that rolling stock option plans which set the number of shares issuable under the plan at a maximum of 20% of the issued and outstanding shares from time to time must be approved and ratified by shareholders and submitted to the Exchange for approval on an annual basis.

Visiphor’s 2005 Stock Option Incentive Plan (the “Plan”) was implemented by the Board of Directors in June 2005.  Pursuant to the Plan the aggregate number of common shares reserved for issuance under the Plan, and common shares reserved for issuance under any other share compensation arrangement granted or made available by Visiphor from time to time, may not exceed 20% of Visiphor’s outstanding common shares as at June 17, 2005.

The Plan is administered by the Board of Directors of Visiphor and enables Visiphor to better align the interests of its directors, management and employees with those of its shareholders and reduce the cash compensation Visiphor would otherwise have to pay.  The term of any options granted under the Plan will be fixed by the Board of Directors and may not exceed ten years.  The exercise price of options granted under the Plan will be determined by the Board of Directors, provided that it is not less than the lowest price permitted by the Exchange.  Any options granted pursuant to the Plan will terminate within 30 days of the option holder ceasing to act as an eligible person pursuant to the Plan, unless such cessation is on account of death, disability or termination of employment with cause.  If such cessation is on account of disability or death, the options terminate on the first anniversary of such cessation, and if it is on account of termination of employment with cause, the options terminate immediately.  The Plan also provides for adjustments to outstanding options in the event of any consolidation, subdivision, conversion or exchange of Visiphor’s common shares.

As of the date of this Circular, options to acquire up to 5,279,500 common shares of Visiphor are outstanding.  An additional 1,272,500 options to acquire common shares of Visiphor have been granted to the individuals that became employees of Visiphor due to the acquisition of Sunaptic Solutions Inc.  This grant is subject to shareholder approval of the increased number of options to be available for grant under the 2006 Plan.  Based on the issued and outstanding capital of Visiphor at the date of this Circular, a total of  8,615,117 options will be available to be granted pursuant to the Plan, this will include the aforementioned 6,552,000 previously granted, leaving 2,063,117 available for grant.  See Part 5 – Securities Authorized for Issuance under Equity Compensation Plans.

The full text of the Plan is available for viewing by shareholders at Visiphor’s registered office located at Suite 1100, 4710 Kingsway, Burnaby,  British Columbia, during normal business hours at any time up to and including the day prior to the meeting or any adjournment thereof.

Visiphor’s management recommends that shareholders vote in favour of the resolution to approve the Plan.  Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR the annual approval of the Plan.

Repricing Options

The current outstanding stock options granted by Visiphor to its directors and officers have an exercise price which significantly exceeds the current market price for Visiphor Common Shares.  In order that such stock options continue to provide an incentive to the optionees, subject to receipt of approval from the TSX-V, the shareholders of Visiphor and the optionees, Visiphor intends to reprice 2,535,001 options that are priced above $0.45 to $0.45.  At the Visiphor Meeting, repricing of options is subject to approval of shareholders who will be asked to approve the repricing of the exercise price of 2,535,001 outstanding Visiphor options to a price of $0.45.

Visiphor’s management recommends that shareholders vote in favour of the resolution to reprice the stock options granted to directors and officers.  Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR the approval of the repricing of the options.

PART 4 – EXECUTIVE COMPENSATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Roy Trivett served as President and Chief Executive Officer of Visiphor throughout Visiphor’s financial year ended December 31, 2005, Wayne Smith has served as Chief Financial Officer of Visiphor since his appointment on September 1, 2002 and Al Kassam, Vice President, Support Services (together, the “Named Executive Officers”) were paid more than $150,000 in compensation during the most recently completed financial year.  The following table provides a summary of the compensation earned by the Named Executive Officers during the financial year ended December 31, 2005, and in the three most recently completed financial years.

Summary Compensation

		Annual Compensation			Long-Term Compensation
Name and principal position	Fiscal year (period) ended	Salary	Bonus	Other annual compensation	Securities under options granted
Roy Trivet(1) President and Chief Executive Officer	2005 2004 2003	200,000 172,496 84,767	50,000 N/A N/A	N/A N/A N/A	0 674,444 N/A
Wayne Smith (2) Chief Operating Officer and Chief Financial Officer	2005 2004 2003	175,000 132,040 112,500	40,000 30,000 N/A	N/A N/A N/A	0 358,888 0
Al Kassam(3) Vice President, Support Services	2005 2004 2003	166,000 137,298 10,412	N/A N/A N/A	N/A N/A N/A	0 120,356 79,644

Notes:

(1)

Mr. Trivett became President and Chief Executive Officer as of July 10, 2003.

(2)

Mr. Smith joined the Company as of May 1, 2002.

(3)

Mr. Kassam joined the Company as of November 24, 2003

Options and Stock Appreciation Rights

The following table sets out all incentive stock option grants to the Named Executive Officers during the most recently completed financial year ended December 31, 2005.

Named Executive Officer	Securities under options granted (#)	% of total options granted to employees in period	Exercise price($/Security)	Market value of securities(1) underlying options on date of grant ($/Security)	Expiration date
Roy Trivett Chief Executive Officer	270,000	4.6	0.79	0.79	June 24, 2008
Wayne Smith Chief Financial Officer	130,000	2.2	0.79	0.79	June 24, 2008
Al Kassam Vice President, Support Services	180,000	6.8	0.79	0.79	June 24, 2008

 (1)

The underlying securities are common shares of Visiphor.  The exercise price is the price of Visiphor’s common shares on June 24, 2005.

No incentive stock options were exercised by the Named Executive Officers during the 12-month period ended December 31, 2005.  The following table sets out the value of unexercised incentive stock options as at December 31, 2005.

Named Executive Officer	Securities acquired on exercise	Aggregate value realized	Unexercised options as at year end December 31, 2005 Exercisable/Unexercisable	Value of unexercised in-the-money options at year end December 31, 2005(1) Exercisable/Unexercisable
Roy Trivett Chief Executive Officer	Nil	N/A	756,669 / 243,331	Nil
Wayne Smith Chief Financial Officer	Nil	N/A	380,001 / 119,999	Nil
Al Kassam Vice President, Support Services	Nil	N/A	200,000 / 150,000	Nil

(1)

The value of unexercised “in-the-money options” at financial year-end is the difference between the option exercise price and the closing price of the underlying stock on the TSX Venture Exchange on December 31, 2005.  The closing price of the shares on December 31, 2005, was $0.35.

COMPENSATION OF DIRECTORS

During the most recently completed financial year ended December 31, 2005, there was cash compensation of $74,250 accrued by Visiphor Corporation to its directors. The Company compensates directors that do not receive compensation as consultants or employees on a fee per meeting attended basis, there were ten meetings during 2004. The payment structure is $2,500 for personal attendance at full board of directors meetings, $1,500 for attendance by telephone and $1,000 for personal attendance at committee meetings and $750 for attendance by telephone to committee meetings. The Company reimburses directors for expenses incurred in connection with their services as directors. The Company may grant stock options to its directors of which the timing, number, and exercise price are established on a case-by-case basis.  See Part 3 – The Business of the Meeting – Election of Directors.

PART 5 – SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following information is as of December 31, 2005, Visiphor’s most recently completed financial year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by security holders	5,415,500	$0.62	670,259
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	5,415,500	$0.62	670,259

(1)

See Part 3 – The Business of the Meeting – Annual Approval of Stock Option Plan for a summary of the main features of the Plan.

PART 6 – AUDIT COMMITTEE

AUDIT COMMITTEE CHARTER

The charter for the Audit Committee of the Board of Directors of Visiphor is attached to this Circular as Appendix A.

AUDIT COMMITTEE MEMBERS

Messrs. Clyde Farnsworth, Michael C. Volker and Norman Inkster, three directors of Visiphor, are members of the Corporation’s Audit Committee.  Messrs. Farnsworth, Volker and Inkster are considered “independent” as that term is defined in applicable securities legislation, and all three of the Audit Committee members have the ability to read and understand financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by Visiphor’s financial statements.

In determining whether a director is independent, the Board considers, for example, whether the director has any interests or relationships – other than those arising from his shareholdings in Visiphor – which could, or could be perceived to, interfere with the director's ability to objectively assess the performance of management, or to exercise independent judgement in the best interests of Visiphor.  On this basis, the three members of the Audit Committee are considered to be independent.

RELEVANT EDUCATION AND EXPERIENCE

All of the Audit Committee members have experience in financial matters and each has a broad understanding of accounting principles used to prepare financial statements and as to the general application of such accounting principles, as well as the internal controls and procedures necessary for financial reporting.  In addition, each of the members of the Audit Committee have knowledge of the role of an audit committee in the realm of reporting companies from their years of experience as directors of, or association with, public companies other than Visiphor.

Clyde Farnsworth

Mr. Farnsworth served as the Director of Reserve Bank Operations and Payment Systems for the Board of Governors of the United States Federal Reserve System prior to retirement in June 1999. As the Director, Mr. Farnsworth had responsibility for operations of the twelve Federal Reserve banks on behalf of the Federal Reserve Board. During his term, he represented the Board of Governors on the following Group of Ten Committees of the Bank for International Settlements; the Committee on Payment and Settlement Systems; the Group of Computer Experts; and the Security Experts. Mr. Farnsworth’s duties also included automation and communication planning, financial planning, financial control, and budgeting for the twelve Reserve Banks. Prior to joining the Federal Reserve Board in 1975, he served as an officer and economist at the Federal Reserve Bank of Richmond, VA, from August 1969 to August 1975.  He was a professor of economics at Virginia Tech from 1967 to 1969, and was an Adjunct Professor at the University of Richmond and at Virginia Commonwealth University while working at the Richmond Federal Reserve Bank.  Mr. Farnsworth holds a Bachelor of Arts degree in mathematics, a Master of Arts degree in finance, and a Ph.D. in economics.

Michael C. Volker

Mr. Volker currently serves as the Director of the Industry Liaison Office of Simon Fraser University in Burnaby, British Columbia.  From June 1996 to June 2001, he was Chairman of the Vancouver Enterprise Forum and continues as an active director managing the Vancouver Technology Angel Network. Mr. Volker has taught courses in engineering, economics, design and management (organizational behavior) at the University of Waterloo, University of Toronto, Simon Fraser University, and Kansas University. Mr. Volker obtained his Bachelor of Science and Masters of Science degrees from the University of Waterloo. Mr. Volker also served a maximum term as a Governor of the University of Waterloo (1987 - 1993).

Norman Inkster

Mr. Inkster was the Commissioner of the RCMP from 1987 to 1994, President of Interpol from 1992 to 1994, Special Adviser to the Auditor General of Canada, following the events of September 11, 2001, appointed Special Adviser on matters of security by the Government of Ontario, an Officer of the Order of Canada, Global Managing Partner of the forensic practice of a major international accounting firm, Member of the Canadian and International Associations of the Chiefs of Police, Honourary Chief of the Blackfoot Tribe and Honourary Member of the Bear Clan of the Cree Nation, Founder and President of the Inkster Group.

EXTERNAL AUDITOR SERVICE FEES

Audit Fees

On October 12, 2005, Visiphor appointed Grant Thornton LLP as the Company’s auditors following the resignation of KPMG LLP.  Fees billed by KPMG LLP, for professional services totaled $49,683 for the year ended December 31, 2005 and $54,500 for the year ended December 31, 2004, including fees associated with the annual audit and reviews of quarterly reports on Form 10-QSB.  Fees billed by Grant Thornton LLP, for professional services totaled $24,500 for the year ended December 31, 2005 and $nil for the year ended December 31, 2004, including fees associated with the annual audit and review of the Company’s September 30, 2005 quarterly report on Form 10-QSB.

Audit Related Fees

Fees for audit-related services totaled $nil for the year ended December 31, 2005.   Audit-related fees incurred for the year ended December 31, 2004 were $nil.

Tax Fees

Fees for tax services, including fees for review of the Company’s consolidated federal income tax return, billed by KPMG LLP totaled $nil for the year ended December 31, 2005 and $2,700 for the year ended December 31, 2004.

All other Fees

No fees were billed by KPMG LLP or Grant Thornton LLP, for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 other than those specified above.

The Audit Committee pre-approves audit engagement terms and fees prior to the commencement of any audit work, other than that which may be necessary for the independent auditor to prepare the proposed audit approach, scope and fee estimates. The independent auditors annually submit a written proposal that details all audit and audit related services. Audit fees are fixed and contained in the proposal, and the Audit Committee reviews the nature and dollar value of services provided under such proposal. Any revisions to such proposal after the engagement has begun are reviewed and pre-approved by the Audit Committee.

There were no fees in 2005 that were not pre-approved by the Audit Committee. All services described above under the captions "Audit Fees", Audit Related Fees" and "Tax Fees" were approved by the Audit Committee pursuant to SEC Regulation S-X, Rule 2-01(c)(7)(i).

RELIANCE ON EXEMPTION

As Visiphor is a “Venture Issuer” pursuant to relevant securities legislation, Visiphor is relying on the exemption in Section 6.1 of Multilateral Instrument 52-110-Audit Committees (“MI 52-110”) from the reporting requirements with respect to the composition of the audit committee and the Company’s reporting obligations of MI 52-110.

PART 7 – CORPORATE GOVERNANCE

Follows is a summary of Visiphor’s approach to corporate governance.

Board of Directors

The Board of Directors of Visiphor believes in the exercise of independent supervision over management and it strives to ensure that the Board is composed of a majority of independent directors.  The Board, at present, is composed of seven directors, of which Messrs. Farnsworth, Kretschmer, Inkster and Volker are considered to be independent as defined by securities legislation.  In determining whether a director is independent, the Board considers, for example, whether the director has any interests or relationships – other than those arising from his shareholdings in Visiphor – which could, or could be perceived to, interfere with the director's ability to objectively assess the performance of management, or to exercise independent judgement in the best interests of Visiphor.

The Board delegates to management, through the President and Chief Executive Officer, the responsibility for meeting defined corporate objectives, implementing approved strategic and operating plans, carrying on Visiphor’s business in the ordinary course, managing Visiphor’s cash flow, evaluating the sales of its software and services achieved through the implementation and customization of software as well as from the support, training, and ongoing maintenance and from consulting services opportunities, recruiting staff (or consultants) and complying with applicable regulatory requirements. The Board also looks to management to furnish recommendations respecting corporate objectives, long-term strategic plans and annual operating plans.  Board consideration and approval is required for all material contracts, business transactions and all debt and equity financing proposals.

Directorships

Certain of the directors of Visiphor are also directors of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction as follows:

Name	Reporting Issuer (or equivalent in a foreign jurisdiction)
Roy Trivett	Silicon Slopes Capital Corp. CDNX.V based in Vancouver, BC
Michael Volker	GraphOn Corporation. OTC:GOJO based in Santa Cruz, CA

Orientation and Continuing Education

Visiphor has not yet developed an official orientation or training program for new directors.  Orientation activities will be tailored to the particular needs and experience of each director and the overall needs of the Board as and when this becomes necessary.  New directors will become familiar with Visiphor by meeting with the other directors and with officers and employees of Visiphor, as well as receiving an introductory overview of Visiphor’s business, and having the opportunity to review relevant financial information, reports on operations and results, public disclosure filings, committee charters and other background information on Visiphor and its operations.

Ethical Business Conduct

The Board monitors the ethical conduct of Visiphor and ensures that it complies with applicable legal and regulatory requirements, such as those of relevant securities commissions and stock exchanges.  The Board has found that the fiduciary duties placed on individual directors by applicable corporate law, as well as the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board in which the director has an interest, have been sufficient to date to ensure that the Board operates independently of management and in the best interests of Visiphor’s business and operations, as well as shareholders’ interests.

Nomination of Directors

The Board of Directors considers its size each year when it considers the number of directors to recommend to its shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain diversity of view and experience.  The Board has not appointed a nominating committee and these functions are currently performed by the Board as a whole.

Compensation

The Board of Directors is responsible for determining all forms of compensation to be granted to the Chief Executive Officer and the other executive officers of Visiphor.  If the Board determines that compensation will be granted to the executive officers, the Board will consider: i) recruiting and retaining executives critical to the success of Visiphor and the enhancement of shareholder value; ii) providing fair and competitive compensation; iii) balancing the interests of management and Visiphor’s shareholders; and iv) rewarding performance, both on an individual basis and with respect to operations in general.

During the most recently completed financial year ended December 31, 2005, there was cash compensation of $74,250 accrued by Visiphor Corporation to its directors. The Company compensates directors that do not receive compensation as consultants or employees on a fee per meeting attended basis, there were ten meetings during 2004. The payment structure is $2,500 for personal attendance at full board of directors meetings, $1,500 for attendance by telephone and $1,000 for personal attendance at committee meetings and $750 for attendance by telephone to committee meetings. The Company reimburses directors for expenses incurred in connection with their services as directors. The Company may grant stock options to its directors of which the timing, number, and exercise price are established on a case-by-case basis. (see Part 4 – Executive Compensation – Compensation of Directors).

Committees of the Board of Directors

The Board of Directors of Visiphor has, to date, appointed an audit committee and a compensation committee. The Board does not have an executive committee.

The Audit Committee is comprised of three directors of Visiphor.  The Audit Committee is responsible for the policies and practices relating to integrity of Visiphor’s financial and regulatory reporting, as well as internal controls to achieve the objectives of safeguarding Visiphor’s assets; reliability of financial information; and compliance with policies and laws.  For further information regarding the mandate of the Audit Committee, its specific authority, duties and responsibilities, as well as the Audit Committee Charter, see Part 6 – Audit Committee and Appendix A.

The audit committee functions include: (a) meeting with the financial officers of the Company and its independent auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans; (b) appointing the auditors subject to shareholder approval; and reviewing and recommending to the Company Board for approval, the Company’ financial statements and certain other documents required by regulatory authorities.

The compensation committee considers the terms of employment of the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer and general compensation policy and the policy for granting awards under the Company’s share incentive plan.

Assessments

The Board does not formally review the contributions of individual directors.  However, it believes that its current size facilitates informal discussion and evaluation of members’ contributions within that framework.  It is intended that, with the evolution of Visiphor’s operations and corporate governance policies, a more formal assessment process will be refined over time.

PART 8 – OTHER INFORMATION

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No one director or officer, or former director or officer, was indebted to Visiphor during the most recently completed financial year ended December 31, 2005, for other than “routine indebtedness”, as that term is defined by applicable securities law

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No proposed nominee for election as a director, and no director or officer of Visiphor or its subsidiaries, Visiphor (US) Corporation and Sunaptic Solutions Inc., who has served in such capacity since the beginning of the last financial year of Visiphor, and no shareholder holding of record or beneficially, directly or indirectly, more than 10% of Visiphor’s outstanding common shares, and none of the respective associates or affiliates of any of the foregoing, had any interest in any transaction with Visiphor or in any proposed transaction since the beginning of the last completed financial year that has materially affected Visiphor or its subsidiary, or is likely to do so.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON AT THE MEETING

Roy Trivett (President and Chief Executive Officer) and Al Kassam (Vice President, Support Services) have served as the directors and executive officers of Visiphor during the last completed financial year ended December 31, 2005.

None of the directors or executive officers of Visiphor, no proposed nominee for election as a director of Visiphor, none of the persons who have been directors or executive officers of Visiphor since the commencement of Visiphor’s last completed financial year, none of the other insiders of Visiphor and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the meeting other than the election of the directors and annual approval of the 2006 Stock Option Incentive Plan.

MANAGEMENT CONTRACTS

The management functions of Visiphor and its subsidiaries, Visiphor (US) Corporation and Sunaptic Solutions Inc., are performed by our directors and executive officers and we have no management agreements or arrangements under which such management functions are performed by persons other than the directors and executive officers of Visiphor.

CEASE TRADE ORDERS AND BANKRUPTCY

As at the date of this Circular, no proposed nominee for election as a director of Visiphor is, or has been, within ten years before the date of this Circular, a director or executive officer of any company (including Visiphor) that, while that person was acting in that capacity:

(a)

was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(b)

was subject to an event that resulted, after the director or executive officer ceased to be director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period or more than 30 consecutive days; or

(c)

within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

PERSONAL BANKRUPTCY

As at the date of this Circular, no proposed nominee for election as a director of Visiphor has, within the ten years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

OTHER MATTERS

Management of Visiphor is not aware of any other matters to come before the meeting other than as set forth in the Notice of Meeting that accompanies this Management Proxy Circular.  If any other matter properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

ADDITIONAL INFORMATION

You may obtain additional financial information about Visiphor in our comparative financial statements and Management’s Discussion and Analysis for the year ended December 31, 2005, which are included with this Management Proxy Circular.  Additional copies may be obtained without charge upon request to us at Suite 1100, 4710 Kingsway, Burnaby, British Columbia V5H 4M2 or by telephone or facsimile at (604) 684-9314.  You may also access our disclosure documents through the Internet on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com.

DIRECTORS’ APPROVAL

The Board of Directors of Visiphor Corporation has approved the contents of this Management Proxy Circular and its distribution to each shareholder entitled to receive notice of the meeting.

Vancouver, British Columbia, April 11, 2006.

“Roy Trivett”

Roy Trivett, Director

APPENDIX A

to the Management Proxy Circular of

VISIPHOR CORPORATION

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1.

Purpose

The audit committee is a committee of the board of directors.  Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.   In doing so, it is the responsibility of the audit committee to provide an open avenue of communication between the board of directors, management, the internal auditors, and the independent accountants.

2.

Organization

The audit committee shall be appointed annually by the Board of Directors.

The audit committee shall be composed at least three, but not more than five, independent directors.

Only independent directors may be members of the audit committee.  An independent director is a director who:

(1)

 is not and has not been employed in an executive capacity of the company for at least five years prior to election to the audit committee;

(2)

 is not a significant1 advisor or consultant to the company, nor affiliated with any firm that is;

(3)

 is not affiliated with a significant customer or supplier of the company;

(4)

 does not have a personal services contract with the company;

(5)

 is not affiliated with a tax-exempt entity that receives significant contributions from the company; and

(6)

 is not a spouse, parent, sibling, child or in-law of any person described in (1) through (5) or of any member of management.

At least one member of the committee shall have a background in financial reporting, accounting or auditing.

The Board shall appoint one of the members of the audit committee as Chairperson.  It is the responsibility of the Chairperson to schedule all meetings of the committee and provide the committee with a written agenda for all meetings.

1 a significant relationship is any that results in the payment by the company to the corresponding entity of cash or cash equivalents that exceed $60,000. in Canadian funds

1

3.

Committee Mandate

In meeting its responsibilities, the committee shall:

4.

General

•

Have the power to conduct or authorize investigations into any matters within the committee’s scope of responsibilities.  The committee shall have unrestricted access to members of management and all information relevant to its responsibilities.  The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

•

Meet at least 2 times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

•

Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

•

Review and update the committee’s charter.

•

Perform such other functions assigned by law, the company’s charter or bylaws, or the board of directors.

•

Meet with the head of internal auditing, the independent accountants, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

5.

Internal Controls and Risk Assessment

•

Review and evaluate the effectiveness of the company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the company.

•

Consider and review with management, the independent accountants and the head of internal auditing:

*

The effectiveness of or weaknesses in the company’s internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls.

*

Any related significant findings and recommendations of the independent accountants and internal auditing together with management’s responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

5

•

Review with the head of internal auditing and the independent accountants the coordination of audit effort to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

•

Discuss with management, the Company’s independent accountants, and the head of internal auditing, the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

3.

Financial Reporting

•

Review filings with the regulatory agencies and other published documents containing the company’s financial statements, including annual and interim reports, press releases and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

•

Review with management and the independent accountants at the completion of the annual examination:

*

The company’s annual financial statements and related footnotes.

*

The independent accountants’ audit of the financial statements and his or her report thereon.

*

Any significant changes required in the independent accountants’ audit plan.

*

Any serious difficulties or disputes with management encountered during the course of the audit.

*

The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

*

Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

*

Review and approve the company's accounting principles.

•

Assess internal processes for determining and managing key financial statement risk areas.

3.

External Auditor

•

Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

•

Review the scope and approach of the annual audit with the independent accountants.

•

Assess the external auditors' process for identifying and responding to key audit and internal control risks.

3

•

Review the external auditors' identification of issues and business and financial risks and exposures.

•

Confirm and assure the independence of the independent accountants, including a review of the nature of all services and related fees provided by the independent accountants.

•

Instruct the independent accountants to report directly to the audit committee any serious difficulties or disputes with management.

3.

Internal Auditor

•

Evaluate the internal audit process for establishing the annual internal audit plan and the focus on risk.

•

Consider, in consultation with the head of internal auditing, the audit scope and role of the internal auditors.

•

Review and evaluate the scope, risk assessment and nature of the internal auditors' plan and any subsequent changes, including whether or not the internal auditors' plan is sufficiently linked to the company's overall business objectives and management's success and risk factors.

•

Consider and review with management and the head of internal auditing:

*

Significant findings during the year and management’s responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.

*

Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

*

Any changes required in the planned scope of their audit plan.

*

The internal auditing department budget and staffing.

*

The internal auditing department charter.

*

Internal auditing’s compliance with Canadian GAAP.

•

Review and concur in the appointment, replacement, reassignment, or dismissal of the head of internal auditing.

•

Confirm and assure the independence of the internal auditor.

4

3.

Compliance with Laws and Regulations

•

Ascertain whether the company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

•

Review with the company's general counsel and others any legal, tax or regulatory matters that may have a material impact on company operations and the financial statements, related company compliance policies, and programs and reports received from regulators.

3.

Compliance with Codes of Ethical Conduct

•

Review and assess the company's processes for administering a code of ethical conduct.

•

Review with the head of internal auditing and the independent accountants the results of their review of the company’s monitoring of compliance with the company’s code of conduct, including compliance with the Foreign Corrupt Practices Act.

•

Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountants.

Approved and adopted by the Board of Directors on March 17, 2006.

5

EXHIBIT 99.3

PROXY

Annual and Extraordinary General Meeting OF SHAREHOLDERS OF VISIPHOR CORPORATION TO BE HELD AT SUITE 1100, 4710 KINGSWAY, BURNABY, BRITISH COLUMBIA, ON MONDAY, MAY 8, 2006 AT 10:00 A.M. PACIFIC TIME

The undersigned Shareholder of the Company hereby appoints Roy Trivett, the President, Chief Executive Officer and a Director of the Company, or failing this person, Wayne Smith, Chief Operating Officer amd Chief Financial Officer of the Company, or in the place of the foregoing,
                                                         _____________  (please print the name), as proxy holder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Shareholder was present at the said Meeting, or any adjournment thereof.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER PRINT HERE: ____________________________________________

REGISTERED HOLDER SIGN HERE: _____________________________________________

DATE SIGNED: ________________________________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Circular)

	For	Against	Withhold

1. To elect as Director – Oliver “Buck” Revell
2. To elect as Director – Roy Trivett
3. To elect as Director – Clyde Farnsworth
4. To elect as Director – Al Kassam
5. To elect as Director – Norman Inkster
6. To elect as Director – Keith Kretschmer
7. To elect as Director – Michael Volker
8. To appoint and remunerate Grant Thornton LLP, Chartered Accountants as auditor.
9. To pass an ordinary resolution of disinterested shareholders to approve the amendment to the Company's stock option plan
10. To approve an ordinary resolution authorizing the repricing of certain of the outstanding share incentive options of Visiphor, as described in the Management Proxy Circular

THIS PROXY FORM MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

6

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) may not be valid unless it is signed by the Registered Shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by the Registered Shareholder for the proxy holder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply registered with the scrutineers before the Meeting begins.

5.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions may do either of the following:

(a)

To appoint one of the management appointees named on the Instrument of Proxy, leave the wording appointing a nominee as is,(i.e. do not strike out the management proxy holders shown and do not complete the blank space provided for the appointment for the appointment of an alternate proxy holder).   Where no choice is specified by a Registered Shareholder with respect to a resolution set out on the Instrument of Proxy, a management appointee acting as proxy holder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;  OR

(b)

To appoint another proxy holder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxy holder names and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxy holder.  If no choice is specified, the proxy holder has discretionary authority to vote as the proxy holder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxy holder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy holder in its sole discretion sees fit.

7.

If a Registered Shareholder has returned the Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person.  To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of “Pacific Corporate Trust Company” no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 510 Burrard Street, 3rd Floor, Vancouver, BC V6C 3B9, and its fax number is (604) 688-8144.

IF A SHAREHOLDER I.D. AND SHAREHOLDER CODE APPEAR ON THE FACE OF THIS PROXY IN THE ADDRESS BOX.
REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683) OR
INTERNET VOTING AT http://www.pctc.com/webvote.htm

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Request for Voting Instructions (“VIF”)                                                                              EXHIBIT 99.4

2006 Annual and Extraordinary General Meeting

OF SHAREHOLDERS OF

VISIPHOR CORPORATION

TO BE HELD AT SUITE 1100, 4710 KINGSWAY, BURNABY, BRITISH COLUMBIA, ON MONDAY, MAY 8, 2006 AT 10:00 A.M. PACIFIC TIME

To our securityholders:

We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified below.  Unless you or someone on your behalf attends the meeting as a proxyholder, your securities can be voted only by management, as proxyholder of the registered holder, in accordance with your instructions.

We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.   In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions.  Please complete and return the information requested in this form to provide your voting instructions to us promptly.

Should you wish to attend and vote at the meeting or have someone else attend and vote at the meeting on your behalf, please complete the reverse side of this form.

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Circular)

	For	Against	Withhold

1. To elect as Director – Oliver “Buck” Revell		N/A
2. To elect as Director – Roy Trivett		N/A
3. To elect as Director – Clyde Farnsworth		N/A
4. To elect as Director – Al Kassam		N/A
5. To elect as Director – Norman Inkster		N/A
6. To elect as Director – Keith Kretschmer		N/A
7. To elect as Director – Michael Volker		N/A
8. To appoint and remunerate Grant Thornton LLP, Chartered Accountants as auditor.			N/A
9. To pass an ordinary resolution of disinterested shareholders to approve the amendment to the Company's stock option plan.			N/A
10. To approve an ordinary resolution authorizing the repricing of certain of the outstanding share incentive options of Visiphor, as described in the Management Proxy Circular.			N/A

If this VIF is signed and the form is not marked otherwise, the securities will be voted in favour of each matter identified in the notice of meeting.

If this VIF is not dated in the space provided, authority is hereby given by you, the securityholder, for the proxyholder to date this form seven (7) calendar days after the date on which it was mailed to you, the securityholder.

This VIF confers discretionary authority to vote on such other business as may properly com before the meeting or any adjournment thereof.

This VIF should be read in conjunction with the accompanying notice of meeting and information circular.

By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of,  and are entitled to instruct us with respect to voting of, these securities.

(If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.)

SECURITYHOLDER SIGN HERE: _____________________________ DATE SIGNED: ______________________________________________ THIS FORM MUST BE SIGNED AND DATED ABOVE.

8

****Please complete the following only if you or someone other than a management representative will be attending the meeting to vote on your behalf.****

Should you wish to attend the meeting and vote or have someone else attend and vote at the meeting on your behalf, please write the name of the person who will attend in the place provided below and a form of legal proxy will be issued which will grant you or the person specific by you the right to attend the meeting and vote.  If you require assistance in this regard, please contact Lorraine Tsiropoulos at Visiphor Corporation at (604) 684-2449 ext 233.

PRINT NAME OF PERSON WHO WILL BE ATTENDING THE MEETING HERE: __________________________________________

SECURITYHOLDER SIGN HERE: _____________________________________________________________

DATE SIGNED: _________________________________________________________

PLEASE SIGN AND DATE.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of “Pacific Corporate Trust Company” no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 510 Burrard Street, 3rd Floor, Vancouver, BC V6C 3B9, and its fax number is (604) 688-8144.

IF A HOLDER I.D. AND HOLDER CODE APPEAR IN THE ADDRESS BOX ON THE FACE OF THIS FORM
BENEFICIAL SECURITYHOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683) OR
INTERNET VOTING AT http://www.pctc.com/webvote.htm

9